Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tenet Information Services, Inc., (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerald L. Nelson, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/Jerald L. Nelson
-----------------------
Chief Executive Officer
and Chief Financial Officer

October 14, 2003